UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

Commission file number 001-36558

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-1996555
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Manhattanville Road
Suite 202
Purchase,	New York	10577
(Address of Principal Executive Offices)		(Zip Code)
(203) 861-0900
Registrant's telephone number, including area code

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure
Investor Presentation

On December 15, 2020, Townsquare Media, Inc. (the “Company”) posted an investor presentation on its investor relations website at http://www.townsquaremedia.com/equity-investors/presentations.com. The investor presentation includes certain financial and other information about the Company’s business. The Company intends to provide such information to investors in connection with the Notes Offering (as defined below) and may otherwise use such information in meetings with investors from time to time.

Press Release

On December 15, 2020, the Company issued a press release in which, among other things, it reported certain preliminary estimated financial information about the Company’s business and forecasted financial results for the quarter ended December 31, 2020. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented therein is based on internally available financial information that has not been audited or subject to regular period end closing procedures. Furthermore, the fourth quarter period has not yet been completed. As such, the financial guidance presented in this press release reflects various assumptions and estimates based only upon information available to the management of the Company as of the date hereof. This information should not be viewed as a substitute for full audited financial statements prepared in accordance with generally accepted accounting principles in the United States. While the Company believes that its assumptions in connection with such preliminary financial information are reasonable, it cautions that it is very difficult to predict the impact of known factors and it is impossible for the Company to anticipate all factors that could affect its actual results. The Company’s actual results may differ materially from these estimates. The Company’s independent registered public accounting firm, BDO USA, LLP, has not audited, reviewed, compiled or performed any procedures with respect to any of the preliminary financial information. The preliminary estimated financial information for the quarter ended December 30, 2020 is not necessarily indicative of the results to be achieved in any future period, in particular due to the impact of the ongoing COVID-19 pandemic.

New ABL Facility

Following the completion of the Notes Offering, the Company intends to enter into a new senior secured asset-based revolving credit facility (the “New ABL Facility”). The Company intends to use the New ABL Facility to finance the working capital needs and other general corporate purposes of the Company and its subsidiaries. There can be no assurance that the Company will be able to negotiate a definitive agreement or that it will be able to close the New ABL Facility. The completion of the Notes Offering below is not conditioned upon the Company entering into the New ABL Facility.

In accordance with General Instruction B.2 of Form 8-K, the information included under this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

New Notes Offering

On December 15, 2020, the Company issued a press release to announce the launch of its offer to sell $550.0 million aggregate principal amount of senior secured notes due 2026 (the “Notes”) in a private offering (the “Notes Offering”) to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be senior secured obligations of the Company and will be guaranteed on a senior secured basis by certain of the Company’s direct and indirect wholly-owned subsidiaries. The Company intends to use the net proceeds from the Notes Offering, together with cash on hand, to repay the Company’s existing senior secured credit facilities, to redeem all of the Company’s outstanding 6.500% senior notes due 2023, and to pay the premium, fees and expenses related thereto. The Company also intends to terminate its existing senior secured credit facilities, including its existing revolving credit facility.

A copy of the press release is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

The Notes and related guarantees will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

2023 Notes Redemption

The Company intends to issue a notice of conditional redemption providing for the redemption of all of the outstanding 2023 Notes at a redemption price equal to 101.625% of the principal amount of the 2023 Notes, plus accrued and unpaid interest, if any, to, but excluding, January 14, 2021 or as such date shall be delayed until satisfaction of the condition set forth in the following sentence. The Notes Redemption is conditioned upon the Company’s having received at least $550 million of gross proceeds from one or more debt financing transactions; provided that such condition may be waived in the sole discretion of the Company. This Current Report on Form 8-K does not constitute a notice of redemption.

Forward-Looking Statements

Except for the historical information contained in this Current Report on Form 8-K, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often discuss the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. The forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements related to the Company’s intention to issue and sell the Notes, the consummation of the Notes Offering, the Company’s use of the net proceeds therefrom, the termination of the Company’s senior secured credit facilities, the Company’s intention to enter into the New ABL Facility and certain preliminary estimated financial information included in the exhibits hereto. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. See “Risk Factors” and “Forward-Looking Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on June 9, 2020, and subsequent filings with the SEC, for a discussion of factors that could cause the Company’s actual results to differ from those expressed or implied by forward-looking statements. The Company assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release of Townsquare Media, Inc., dated December 15, 2020.

99.2	Press release of Townsquare Media, Inc., dated December 15, 2020.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: December 15, 2020

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